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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 18, 2000


                         INTEGRATED ORTHOPAEDICS, INC.
               (Exact name of Registrant as specified in charter)


           TEXAS                        1-10677                 76-0203483
(State or other jurisdiction    (Commission File Number)      (I.RS. Employer
     of Incorporation)                                      Identification No.)



       1800 WEST LOOP SOUTH SUITE 1030                     77027
               HOUSTON, TEXAS                            (Zip Code)
  (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 225-5464



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ITEM 5.  OTHER EVENTS.

         On September 18, 2000, PowerBrief, Inc., a Delaware corporation ("PowerBrief"), and Integrated Orthopaedics, Inc. a Texas corporation ("IOI"), announced that they had entered into an agreement whereby PowerBrief will merge with and into IOI (the "Merger Agreement"). The press release announcing the Merger Agreement is filed herewith as Exhibit 99.1, and the Merger Agreement is filed herewith as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Text of press release dated September 18, 2000 relating to the Merger Agreement.

         99.2 Agreement and Plan of Merger dated September 15, 2000 between PowerBrief and IOI.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  INTEGRATED ORTHOPAEDICS, INC.
                                  (Registrant)


Date: September 21, 2000          By:
                                       ----------------------------------------

                                  Name: Scott J. Hancock
                                        ---------------------------------------

                                  Title: CEO
                                         --------------------------------------



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                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER        DESCRIPTION
         -------       -----------
          99.1         Press Release dated September 18, 2000.

          99.2 Agreement and Plan of Merger dated September 15, 2000 between PowerBrief and IOI.